Exhibit 10.4
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SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
OFFICE LEASE
     1. PARTIES. This lease, dated June 9, 2006 for reference purposes only, is made by and between JZM LLC, a California limited liability Company (“Landlord”), and LiveWorld, Inc., a Delaware Corporation (“Tenant”).
     2. BASIC LEASE TERMS

(a)	Property:	4340 Stevens Creek Blvd., San Jose, CA

(b)	Floor:	First

(c)	Suite Number:	101

(d)	Rentable Area:	2,142 Square Feet

(e)	Scheduled Commencement
	Date:	August 14, 2006

(f)	Expiration Date:	The end of the thirty-sixth (36) full month after
the Rent Commencement Date

(g)	Rent Following
	Rent Commencement Date:	Months 01-12: $[***] per Month

Months 13-24: $[***] per Month

Months 25-36: $[***] per Month

(h)	Security Deposit:	$[***]

(i)	Use:	General Office

(j)	Landlord’s Address
	for Payment:	JZM LLC
4300 Stevens Creek Blvd., Suite 180
San Jose, CA 95129

(k)	Broker:	Wayne Mascia Associates

(l)	Exhibit A, Attachment 1:	Construction Rider

PORTIONS DENOTED WITH [***] HAVE BEEN
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TREATMENT.
     3. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, that certain space located in the suite and floor of the Property, and containing the approximate rentable area set forth in Section 2 above (the “Premises”).
     4. TERM; POSSESSION. The term of this Lease shall commence on the date (the “Commencement Date”) which is the later of (A) the Scheduled Commencement Date or (B) the date by which all of the following have occurred (1) Landlord tenders possession of the Premises to Tenant in good, vacant broom clean condition, with all building systems in good working order and, with all of Landlord’s construction obligations, if any, “Substantially Completed” as provided in the Construction Rider attached as Exhibit “A”. The parties anticipate that the Commencement Date will occur on or about the Scheduled Commencement Date set forth in Section 2(e) above. The term of this Lease shall end on the Expiration Date set forth in Section 2(e) above. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Scheduled Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event no rent shall be payable until the date on which Landlord delivers possession. The Rent payable by Tenant under this Lease shall not commence until the Rent Commencement Date (as defined below). In addition, notwithstanding the foregoing, if the Commencement Date (as the same may be extended for Tenant Delays (as provided below)) has not occurred on or before the Scheduled Commencement Date, then the Rent Commencement Date shall be delayed by one day beyond the date it would have otherwise.
     5. RENT. Commencing on the day which is the [***] day following the Commencement Date (e.g. [***] if the Commencement Date is August 14, 2006) (herein the “Rent Commencement Date”) Tenant agrees to pay to Landlord as rent for the Premises, without prior notice or demand, offset or deduction, the sum(s) set forth in Section 2(f) above, on the first day of each and every successive calendar month during the Lease term, except that the first month’s Rent following the Rent Commencement Date shall be paid upon the Commencement Date. Rent for any period during the Lease term that is for less than one (1) month shall be prorated based on a thirty (30) day month. Rent shall be paid in lawful money of the United States of America to Landlord at the address specified in Section 2(j) above, or to such other person or at such other place as Landlord may from time to time designate in writing. All amounts payable or reimbursable by Tenant to Landlord under this Lease, including amounts payable as late charges or interest, shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease.
     6. SECURITY DEPOSIT. Tenant has deposited with Landlord cash in the amount of the Security Deposit set forth in Section 2(h) above, which shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or for the payment of any amount that Landlord may incur by reason of Tenant’s default. If any portion of such deposit is so used or applied, Tenant shall, within five (5) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance

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thereof shall be returned to Tenant at the expiration of the Lease term. Upon termination of Landlord’s interest in the Property, whether by sale of the Property or otherwise, Landlord shall have no further obligation to Tenant with respect to the Security Deposit or any other sums due hereunder and prepaid by Tenant upon transfer of the Security Deposit and such other sums to Landlord’s successor in interest.
     7. USE AND COMPLIANCE WITH LAWS.
          (a) The Premises shall be used for the purposes set forth in Section 2 above and for no other business or purpose.
          (b) Tenant shall not use the Premises or permit anything to be done in or about the Premises that will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or that may hereafter be enacted or promulgated (collectively, “Legal Requirements”). Tenant shall, at its sole cost and expense, promptly comply with all Legal Requirements, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes and other improvements to the Premises not related to or affected by Tenant’s improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Legal Requirement, shall be conclusive of that fact as between Landlord and Tenant.
          (c) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein that will in any way increase the existing rate of or affect any fire or other insurance upon the Property or any of its contents, or cause cancellation of any insurance policy covering the Property or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises that will in any way obstruct or interfere with the rights of ether tenants or occupants of the Property or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.
          (d) No material or substance that is regulated as a hazardous or toxic waste, substance, pollutant or contaminant under any Legal Requirement (collectively, “Hazardous Materials”) shall be used, stored, handled, released or disposed of by Tenant or its employees, agents, contractors or representatives (collectively, and applicable to either Tenant or Landlord, “Representatives”) or customers, guests, visitors or invitees (collectively, and applicable to either Tenant or Landlord, ‘Visitors”) at or about the Premises or Property without Landlord’s prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord’s requirements, all in Landlord’s absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies, may be used and stored at the Premises without Landlord’s prior consent. Tenant’s activities at or about the Premises and Property with respect to Hazardous Materials, including the removal thereof, shall comply at all times with all Legal Requirements. At the expiration or termination of the Lease, as required by applicable environmental laws, Tenant shall promptly remove all Hazardous Materials introduced by Tenant or its Representatives or Visitors (“Tenant’s Hazardous

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Materials”) at the Premises or the Property, including all traces, residue and contaminated portions of the Premises or Property.
          (e) Tenant shall not make or allow to be made any alterations, additions or Improvements (“Alterations”) to the Premises or any part thereof without Landlord’s prior written consent. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released by such means as it shall deem proper, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand. Notwithstanding anything to the contrary herein: (i) Tenant may construct Alterations in the Premises which do not adversely effect the structure or the building operating systems, without Landlord’s prior approval, if the cost of any such project does not exceed [***]; (ii) Alterations and Tenant’s trade fixtures, furniture, equipment and other personal property installed in the Premises (“Tenant’s Property”) shall at all times be and remain Tenant’s property and may be removed from the Premises at any time by Tenant provided that Tenant repairs all damage caused by such removal and provided that Tenant is not in default of the Lease; iii) Landlord shall have no right to require Tenant to remove any alterations unless it notifies Tenant at the time it consents to such alteration that it shall require such alteration to be removed.
     8. CONDITION OF PREMISES. Except for the obligations of Landlord expressly set forth in this Lease, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good order, condition and repair and accepts the Premises in their “as is” condition. During the Lease term Tenant, at Tenant’s sole cost and expense, shall keep the Premises and every part thereof, and upon the expiration or sooner termination of this Lease shall surrender the Premises to Landlord, in good condition and repair, ordinary wear and tear excepted. Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof except as expressly set forth in this Lease. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Property.
     9. ASSIGNMENT AND SUBLETTING.
          (a) General.
               (i) Without the prior written consent of Landlord, which may be granted or withheld in Landlord’s reasonable discretion (and subject to Landlord’s right of Recapture under this Article), Tenant may not sublease, assign, mortgage, or otherwise transfer or permit the transfer of this Lease or the encumbering of Tenant’s interest, by operation of Law or otherwise or permit the use or occupancy of the Premises, or any part thereof, by anyone other than Tenant. Tenant agrees that the provisions governing sublease and assignment set forth in this Article shall be deemed to be reasonable. If Tenant desires to enter into any sublease of the Premises or assignment of this Lease, Tenant shall deliver written notice thereof to Landlord (“Tenant’s Notice”), together with the identity of the proposed subtenant or assignee and the proposed principal terms thereof and financial and other information sufficient for Landlord to make an

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informed judgment with respect to such proposed subtenant or assignee at least thirty (30) days prior to the commencement date of the term of the proposed sublease or assignment. If Tenant proposes to sublease less than all of the Premises, the space proposed to be sublet and the space retained by Tenant must each be a marketable unit as reasonably determined by Landlord and otherwise in compliance with all Laws. Landlord shall notify Tenant in writing of its approval or disapproval of the proposed sublease or assignment or its decision to exercise its rights to recapture the space within fifteen (15) days after receipt of Tenant’s Notice (and all required information).
               (ii) With respect to Landlord’s consent to an assignment or sublease, the reasons for which Landlord’s denial shall be deemed to be reasonable shall include, without limitation, the following:
                    (1) the business reputation or creditworthiness of any proposed subtenant or assignee is not reasonably acceptable to Landlord; or
                    (2) in Landlord’s reasonable judgment the proposed assignee or sublessee would diminish the value or reputation of the Building or Landlord; or
                    (3) any proposed assignee’s or sublessee’s use of the Premises would violate the permitted uses for the Building; or
                    (4) the proposed assignee or subtenant is a governmental authority or agency an organization or person enjoying sovereign or diplomatic immunity, or any user that will attract a volume frequency or type of visitor or employee to the Building which is not, in Landlord’s reasonable judgment consistent with the standards of the Building;
                    (5) in Landlord’s reasonable judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations which would not be permitted by this Lease;
                    (6) Landlord (or any affiliate of Landlord) is in litigation with the proposed assignee or subtenant; or,
                    (7) Tenant is in default past any applicable notice and cure period of any obligation of Tenant under this Lease and such default is not cured prior to or concurrently with the consummation of the transfer.
               (iii) Any sublessee or assignee shall be expressly subject to the terms and conditions of this Lease and shall execute such documents as Landlord may reasonably require to evidence such subtenant or assignee’s assumption of the obligations and liabilities of Tenant under this Lease, including an agreement by any subtenant to attorn to Landlord on Landlord’s standard and reasonable form. Tenant shall deliver to Landlord a copy of all agreements executed by Tenant and the proposed subtenant and assignee with respect to the Premises. Landlord’s approval of a sublease, assignment, hypothecation, transfer or third party use or occupancy shall not constitute a waiver of Tenant’s obligation to obtain Landlord’s consent to further assignments or subleases.

PORTIONS DENOTED WITH [***] HAVE BEEN
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               (iv) If Tenant is a corporation, limited liability company, partnership or similar entity Landlord s consent shall not be required with respect to an assignment or subletting of this lease (A) to an Affiliate of Tenant (i.e. a company which owns, is owned by or is under common ownership with Tenant), (B) to an entity related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action provided the requirements of subpart, or (C) to a purchaser of a substantial portion of Tenant’s assets provided; that (i) the assignee or subtenant is a reputable entity of good character, (ii) a duplicate original instrument of assignment or sublease agreement in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and such assignee or subtenant, shall have been delivered to Landlord at least fifteen (15) days prior to the effective date of any such assignment or subletting, (iii) in the case of an assignment, an instrument in form and substance reasonably satisfactory to Landlord, duly executed by the assignee, in which such assignee assumes observance and performance of, and agrees to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant’s part to be performed and observed shall have been delivered to Landlord at least fifteen (15) days prior to the effective date of such assignment, (iv) in the case of an assignment, such assignment is for a legitimate business purpose and not principally for the purpose of avoiding the restrictions on assignment otherwise applicable under this Article and (v) in the case of an assignment where Tenant does not survive as a separate operating entity with the same net worth Tenant had immediately prior to the transfer, such assignee has a Net Worth (as hereinafter defined), computed in accordance with generally accepted accounting principles at least equal to or greater than Tenant’s Net Worth as of the date of the transfer. “Net Worth” of Tenant for purposes of this Article shall be the net worth of Tenant (excluding any guarantors) established under generally accepted accounting principles consistently applied.
               (v) For purposes of this Article Ten, an assignment shall be deemed to include (i) a change in the majority control of Tenant, resulting from any transfer, sale or assignment of shares of stock of Tenant occurring by operation of Law or otherwise if Tenant is a corporation whose shares of stock are not traded publicly or a partnership or limited liability company, (ii) the involvement by Tenant or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer leveraged buy-out or otherwise) whether or not a formal assignment or hypothecation of this Lease or Tenant’s assets occurs, which results or will result in a reduction of the Net Worth of Tenant, by an amount equal to or greater than [***] of such Net Worth of Tenant immediately prior to such transaction (or series of transactions). Notwithstanding the foregoing, transfers of stock in a corporation whose shares are traded in the “over-the-counter” market or any recognized national securities exchange or the sale or issuance of Tenant’s capital stock shall not constitute an assignment for purposes of this Lease provided that the principal purpose of such transfer or transfers is not to avoid the restrictions on assignment otherwise applicable under this Article.
          (b) Recapture. Landlord shall have the option to exclude from the Premises covered by this Lease (“Recapture”) the space proposed to be sublet or subject to the assignment, effective as of the proposed commencement date of such sublease or assignment. If Landlord elects to Recapture, Tenant shall surrender possession of the space proposed to be subleased or subject to the assignment to Landlord on the effective date of Recapture of such space from the Premises, such date being the Termination Date for such space. Effective as of the date of Recapture of any portion of the Premises pursuant to this section the Monthly Base Rent, Rentable Area of the Premises and Tenant’s Share shall be adjusted accordingly.

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SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
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          (c) Excess Rent. Except in the case of an assignment or subletting permitted under subpart (a)(iv) of this Section (a “Permitted Transfer”), Tenant shall pay Landlord on the first day of each month during the term of the sublease or assignment, [***] of the amount by which the sum of all rent and other consideration (direct or indirect) due from the subtenant or assignee for such month exceeds: (i) that portion of the Base Rental and Additional Rent due under this Lease for said month which is allocable to the space sublet or assigned; and (ii) the following costs and expenses for the subletting or assignment of such space, including without limitation: (1) brokerage commissions and attorneys’ fees and expenses, (2) the actual costs paid in making any improvements or substitutions in the Premises required by any sublease or assignment; and (3) the actual costs of moving costs or other out of pocket expenses paid to subtenant or assignee or Incurred by Tenant. All such costs and expenses shall be amortized over the sublease term and applied on a monthly basis against any such excess rent. Notwithstanding the foregoing, the provisions of this Section 9(b) shall not apply to a sublease or assignment of less then [***]of the Premises. All such costs and expenses shall be amortized over the term of the sublease or assignment pursuant to sound accounting principles.
          (d) Tenant Liability. In the event of any sublease or assignment, whether or not with Landlord’s consent, Tenant shall not be released or discharged from any liability, whether past, present or future under this Lease. Tenant’s liability shall remain primary, and in the event of default by any subtenant, assignee or successor of Tenant in performance or observance of any of the covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against Tenant without the necessity of exhausting remedies against said subtenant, assignee or successor. After any assignment, Landlord may consent to subsequent assignments or subletting of this Lease and such action shall not relieve Tenant or any successor of Tenant of liability under this Lease. If Landlord grants consent to such sublease or assignment, Tenant shall pay all reasonable attorneys’ fees and expenses incurred by Landlord with respect to such assignment or sublease up to a maximum of [***].
     10. INDEMNIFICATION OF LANDLORD; WAIVER. Tenant shall indemnify, protect, defend and hold Landlord harmless from and against any claims, liabilities, losses, suits, actions, damages, costs or expenses, including reasonable attorneys’ fees and costs incurred in defending against the same (collectively, “Claims”), arising from (a) the acts or omissions of Tenant or its Representatives or Visitors in or about the Property, or (b) any construction or other work undertaken by Tenant on the Premises, or (c) any breach or default under this Lease by Tenant, or (d) any loss, accident injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in the Premises during the Lease term; excepting only such Claims to the extent they are caused by the willful misconduct or gross negligence of Landlord or its respective Representatives and Visitors. The foregoing indemnity shall survive the expiration or termination of this Lease. Except to the extent caused by the willful misconduct or gross negligence of Landlord or its respective Representatives and Visitors, Tenant hereby assumes all risk of, and hereby waives alt claims against Landlord with respect to, loss, injury or other damage to any person or property (including, but not limited to, Tenant or Tenant’s Personal Property) in or about the Premises from any cause (including, but not limited to: defects in the Property or in any equipment in the Property, fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property; or acts of other tenants in the Property). Notwithstanding any other provision of this Lease, in no event shall Landlord or its

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Representatives be liable for any loss or damage to property by theft or otherwise, for any injury to or damage to property entrusted to employees of the Property, for interference with light, air or access, for loss of business or profits by Tenant, or for any latent defect in the Premises or the Property. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or the Property, or of defects therein or in the fixtures or equipment therein.
     11. INSURANCE. Tenant shall maintain, at its own cost and at all times during the term of the Lease valid, effective and collectible insurance of the following types: (i) Worker’s Compensation Insurance complying with applicable laws and Employer’s Liability Insurance with limits of not less than $[***] for bodily injury by accident and $[***] for bodily injury by disease; (ii) Commercial General Liability Insurance, written on an “occurrence form” basis, with limits of not less than $[***] in the aggregate and for each occurrence; such other types, increased amounts or broadened coverage of insurance as is legally required in the state where the Property is located or is generally maintained by other prudent persons or businesses in that state that are comparable in size and in the same business or profession as Tenant, as such may change from time to time. The Commercial General Liability Insurance shall contain a provision that defense costs are paid in addition to and do not deplete any of the policy limits. The limits of insurance set forth herein for Tenant shall not limit Tenant’s liability under this Lease. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be obligated to, procure and maintain the same at the expense of Tenant.
     Tenant’s Insurance shall not be terminated, be permitted to expire, be subject to non-renewal, nor be materially altered, except on 30 days’ prior written notice to Landlord. Such insurance shall be maintained with deductible amounts with insurers, and on forms reasonably acceptable to Landlord and shall name Landlord and its property manager for the Property, if any, as additional insureds, with coverage provided such additional insureds as broad as provided to the named insured; provided, however, that the foregoing shall not apply with respect to the Worker’s Compensation or Employer’s Liability Insurance or the insurance on the Tenant s property. The endorsement effecting such additional insured status shall be at least as broad as additional insured endorsement form numbers CG 20 10 11-85 or CG 20 26 11-85 promulgated by the Insurance Services Office or otherwise reasonably acceptable to Landlord. All insurance policies required shall be issued by companies licensed in the state where the Property is located who hold a current Policy Holder Alphabetic Category Rating of not less than “A-” and Financial Size Category Rating of not less than “VII” according to the latest edition of Best’s Key Rating Guide. Prior to Tenant commencing occupancy of the Premises, it shall furnish Landlord with certificates of insurance, on forms reasonably acceptable to Owner evidencing that insurance policies are in full force and effect that provide the required coverages and amounts of insurance, with a copy of the endorsement providing the required additional insured coverage. Any other insurance earned by Landlord or its Representatives, which may be applicable, shall be deemed to be excess insurance and Tenant’s insurance shall contain a provision that it is deemed primary and non-contributing with any Insurance carried by Landlord or its Representatives. Each required insurance policy with Landlord as an additional insured shall contain a Cross-liability or Separation of Insureds provision that provides that the insurance applies separately to each insured against whom a claim is filed and that the policies do not exclude coverage for claims or suits by one insured against the other. Tenant’s insurance may be provided on the basis of primary and umbrella/excess coverage as long as the primary coverage is a

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minimum of $[***] and the umbrella/excess coverage is at least as broad as the coverage under the primary policy, including the coverage for all additional insureds.
     Tenant hereby waives all rights of recovery against Landlord and its Representatives on account of loss or damage occasioned to Tenant or its Representatives or Visitors to the extent such loss or damage is insured against under any of Tenant’s insurance policies that may be in force at the time of the loss or damage or would have been insured against if Tenant had complied with its obligations under this Section.
     To the extent permitted by their respective policies of property insurance, Landlord and Tenant each hereby waive any right of recovery against the other and the authorized Representatives of the other for any loss or damage that is covered by any policy of property insurance maintained by either party with respect to the Premises or the Property. If any policy of property insurance relating to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall, if possible, obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy. If either party is not able to obtain such waiver, then such party shall have the other party named as an additional insured on all such policies of property insurance.
     12. SERVICES AND UTILITIES.
          (a) Landlord agrees to furnish to the Premises, during hours of 8:00 AM to 6:00 PM Monday through Friday, except generally recognized holidays to be determined by Landlord at its sole discretion (“Business Hours”), and subject to the rules and regulations of the Property, commercially reasonable amounts of heat, ventilation, and air conditioning and janitorial and trash pickup service consistent with a general office use for the Premises, and the utilities and services provided by other landlords of properties comparable to and in the vicinity of the Property for general office use (“Building Standard”). Landlord shall provide Tenant with access to the Property twenty-four (24) hours a day, seven days a week. Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing services at times other than Business Hours for the Property and other than Building Standard, Landlord shall furnish such services to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Property by Landlord. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Property. No interruption, failure or inability to provide any service or utility, regardless of its duration, shall constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant, or entitle Tenant to an abatement of rent.
          (b) Tenant shall not use any apparatus or device in the Premises that will increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space, nor connect with electric current any apparatus or device except through existing electrical outlets in the Premises. If Tenant s usage of electricity, water or any other utility exceeds the Property Standard use of such utility, then to the extent permitted by Legal Requirements, Landlord may determine the amount of such excess use by any reasonable means (including, but not limited to, the installation at Landlord’s request but at Tenant’s expense of a separate meter or other measuring device) and charge Tenant for the cost thereof.

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          (c) Landlord shall make available to Tenant, on an unassigned and non-exclusive basis for use by Tenant and Tenant’s Representatives and Visitors, at the users’ sole risk, one (1) parking space for each [***] rentable square feet of office space leased to Tenant at the Property under this Lease. Such parking spaces shall be in the parking areas on the Property (the “Parking Areas”). The parking spaces to be made available to Tenant hereunder may contain a reasonable mix of spaces for compact cars and up to [***] of the unassigned spaces may also be designated by Landlord as visitors’ parking. Landlord does not guarantee the availability of the parking spaces at all times against the actions of other tenants of the Property and users of the Parking Areas. Landlord retains the right to revoke the parking privileges of any user of the Parking Areas who violates the rules and regulations governing use of the Parking Areas established by Landlord (and Tenant shall be responsible for causing any employee of Tenant or other person using parking spaces allocated to Tenant to comply with all parking rules and regulations).
          (d) Commencing on the first anniversary of the Commencement Date, Tenant shall pay Landlord, monthly, in addition to all other amounts due under this Lease, an amount to offset anticipated increases in operating expenses and taxes for the Property (the “Operating Expense Escalation Payment”). For the twelve-month period commencing on the first anniversary of the Commencement Date, the Operating Expense Escalation Payment shall be equal to the product of (x) [***] multiplied by (y) the rentable square footage of the Premises. On each subsequent anniversary of the Commencement Date, the Operating Expense Escalation Payment shall be increased to be equal to the product of (x) [***] multiplied by (y) the rentable square footage of the Premises, multiplied by (z) the number of years that have elapsed since the Commencement Date.
     13. CASUALTY. If the Premises shall be partially or totally destroyed by fire or other casualty such that the Premises cannot be used for the purposes set forth in Section 2 above for a period of more than ninety (90) days, this Lease shall terminate effective upon the expiration of such ninety-day period.
     14. TENANT’S TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and that become payable during the Lease term upon all of Tenant’s equipment, furniture, fixtures and personal property located in the Premises (collectively, Tenant’s Property”). If any or all of Tenant’s Property shall be assessed and taxed with the Property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant’s Property.
     15. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations that Landlord shall from time to time promulgate with respect to the Property. Landlord reserves the right from time to time to make all reasonable modifications to such rules, which shall be binding upon Tenant upon delivery of a copy to Tenant. Landlord shall not be liable to Tenant for the nonperformance of any rules or regulations by any other tenants or occupants, but Landlord shall enforce the rules and regulations in a non-discriminatory manner.
     16. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or termination of this Lease, such possession shall be on the basis of a tenancy at the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of Tenant

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
under this Lease, except that the rent during Tenant’s holding over shall be [***] the rent payable in the last month prior to such expiration or termination. Acceptance by Landlord of rent after such termination shall not constitute a renewal or extension of this Lease; and nothing contained in this provision shall be deemed to waive Landlord’s right of re-entry or any other right hereunder or at law. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant’s failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord’s damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.
     17. SURRENDER. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all Tenant’s improvements to Landlord broom-clean and in the Required Condition (as above defined); provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling installed in or about the Property by Tenant, shall remove from the Premises all Tenant’s personal property and trade fixtures and shall remove all of Tenant’s improvements that Landlord has notified Tenant must be removed and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Lease, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Lease term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord’s notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord’s removal, storage, retention, or disposition of any such property pursuant to this Lease. Upon expiration or termination of this Lease or of Tenant’s possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Property and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant’s obligations under this Section shall survive the expiration or termination of this Lease.
     18. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, and supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, lenders or tenants, and to alter, improve or repair the Premises as required by this Lease, and any portion of the Properly that Landlord may deem necessary or desirable, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed; provided, however, that the entrance to the Premises shall not be blocked thereby, and provided further that Landlord shall use reasonable efforts to avoid any unreasonable interference with the business of Tenant. Landlord shall at all times have a key with which to unlock all of the doors in, upon and about the Premises (excluding Tenant’s vaults, safes and files), for the foregoing purposes. In addition, Landlord shall have the right, without liability to Tenant, to use any and all means that Landlord may deem proper to open such doors in an emergency, in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises,

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
or an eviction from the Premises or any portion thereof, and Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.
     19. DEFAULT. The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Lease by Tenant:
          (a) The failure by Tenant to make any payment of rent when due.
          (b) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than the payment of rent, which is covered by Section (a) above, where such failure continues for a period of ten (10) days after notice thereof by Landlord to Tenant.
          (c) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the ease of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest In this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged in thirty (30) days.
     Upon the occurrence of an Event of Default, Landlord shall have and may pursue any and all remedies now or hereafter available to Landlord under law, including without limitation, the right to terminate Tenants right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant’s account storage of Tenant’s personal property and trade fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant’s surrender of the Premises or constitute a termination of this Lease or of Tenant’s right to possession of the Premises. Upon such termination in writing of Tenant’s right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover from Tenant all damages incurred by Landlord arising from or related to Tenant’s default, including without limitation, costs of obtaining possession, attorneys fees, interest at the Interest Rate (as defined in Section 22(e) below) on all sums paid by Landlord and all amounts permitted under any applicable existing or future laws providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent that would be payable by Tenant hereunder for the remainder of the term after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted if and as provided by applicable laws. In addition, Landlord may cure the Event of Default at Tenant’s expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
     20. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease other than the Broker identified in Section 2(k) above, if any, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from any Claims incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or its Representatives. Tenant shall have not liability for, and Landlord shall pay any commission or other compensation owing to the Broker identified in Section 2(k) above.
     21. RELOCATION OF PREMISES. Landlord shall have the right from time to time during the term of this Lease to relocate the Premises within the Property, provided that (a) the rentable and usable area of the new Premises is of equivalent size to the existing Premises, subject to a variation of up to ten percent (10%), (b) Landlord shall pay the cost of providing tenant improvements in the new Premises, which shall be substantially comparable in layout to those in the existing Premises, and (c) Landlord shall pay reasonable costs (to the extent such costs are submitted in writing to Landlord and approved in writing by Landlord prior to such move) of moving Tenant’s trade fixtures and personal property to the new Premises. Landlord shall deliver to Tenant written notice of Landlord’s election to relocate the Premises, specifying the new location and the amount of rent payable therefore, at least sixty (60) days prior to the date the relocation is to be effective. Notwithstanding the foregoing, this provision shall only apply one time during the initial term of the Lease.
     22. GENERAL PROVISIONS.
          (a) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or of any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of the acceptance of such rent.
          (b) Notices. All notices, demands, consents or other formal communications to be given under this Lease must be in writing and will be effective (i) immediately upon delivery in or (ii) upon the earlier of actual delivery confirmed by executed receipt by the recipient or the next business day after deposit (in time for next-day delivery) with a commercial courier or delivery service for hand delivery, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient; or (iii) three (3) business days after deposit (before the last pick-up time) with the United States Postal Service, certified mail, return receipt requested, postage prepaid. The inability to deliver because of a changed address of which no notice was given, or rejection or other refusal to accept any notice, shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by any party hereto may be given by the counsel for such party. Any notice required pursuant to any laws may be incorporated into, given concurrently with or given separately from any notice required under this Lease. All notices must be properly addressed and delivered to the parties at the addresses set forth below their signature, or at such other addresses as either party may designate by written notice.

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
          (c) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions of Section 9 above (Assignment and Subletting) and Section (i) below (Landlord’s Liability), shall inure to the benefit of and be binding upon the heirs, successors, executors, administrators and assigns of the parties hereto.
          (d) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant’s part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease and all matters of record, including all covenants, conditions and restrictions of record.
          (e) Late Charges and Interest. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed upon Landlord by terms of any mortgages or trust deed covering the Property. If any payment of rent is not received by Landlord when due, Tenant shall pay to Landlord on demand as a late charge an additional amount equal to [***] percent of the overdue payment. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In addition to the late charges referred to above, which are intended to defray Landlord’s costs resulting from late payments, any late payment of rent shall, at Landlord’s option, bear interest from the due date of any such payment to the date same is paid at a rate of [***] per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the “Interest Rate”).
          (f) Entire Agreement. This Lease, including any exhibits or addenda attached hereto or documents referred to herein, constitutes the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Property, and supersedes all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord’s agents have made any representations or warranties with respect to the Premises, the Property or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto.
          (g) Inability to Perform. This Lease and the obligations of Landlord or Tenant hereunder shall not be affected or impaired because Landlord or Tenant is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, act of God or any other cause beyond the reasonable control of Landlord or Tenant.

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
          (h) Attorneys’ Fees. In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys’ fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment (collectively, “Fees”). The “prevailing party” shall be determined based upon an assessment of which party’s major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party’s major arguments or positions on major disputed issues. Any Fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment. The Fees shall be deemed an “actual pecuniary loss” within the meaning of Bankruptcy Code Section 365(b)(1)(B), and notwithstanding the foregoing, all Fees incurred by either party in any bankruptcy case filed by or against the other party, from and after the order for relief until this Lease is rejected or assumed in such bankruptcy case, will be “obligations of the debtor” as that phrase is used in Bankruptcy Code Section 365(d)(3).
          (i) Landlord’s Liability. The term “Landlord,” as used in this Lease, shall mean only the owner or owners of the Property at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord’s interest in the Property, as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against any of Landlord’s constituent owners or any of their directors, officers, stockholders, partners, members or managers on account of any of Landlord’s obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Property, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord’s obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Property or this Lease, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord’s obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this Section.
          (j) Subordination, Attainment. This Lease is expressly made subject and subordinate to any present or future mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein that is now existing or hereafter executed or recorded (“Encumbrance”). If the interest of Landlord in the Property is transferred to any person (“Purchaser”) pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the Purchaser, and this Lease shall continue in full force and effect as a direct lease between the Purchaser and Tenant on the terms and conditions set forth in this Lease.
          (k) Waiver of Right to Jury Trial. Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
Premises, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.
          (l) Estoppel Certificates. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the term, the monthly base rent, the date to which rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord, as Tenant’s special attorney-in-fact and for such purpose, to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate.
          (m) Miscellaneous. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Property is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term “including” is used in this Lease, it shall be interpreted as meaning “including, but not limited to” the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. This Lease may be executed in any number of original counterparts, all of which evidence only one agreement. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of ,the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord not Tenant shall record this Lease or any memorandum thereof. Each of the individuals executing this Lease on behalf of a party individually represents and warrants on behalf of the company for which he or she is a signatory, that he or she has been validly authorized to do so and has the power to bind the party for whom they are signing and that that party is a duly organized and validly existing entity and has full right and authority to enter into this Lease.

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
     IN WITNESS WHEREOF, the parties hereto have entered into this Lease as of the date first written above.

“TENANT”		“LANDLORD”

LiveWord, Inc., a Delaware Corporation		JZM LLC, a California limited liability Company

By:	/s/ Peter Friedman	By:	/s/ Thomas G. Keene

Name: Peter Friedman, CEO		Name: Thomas G. Keene

Notice address:		Notice Address:
4340 Stevens Creek Blvd.		1000 Sansome Street, Suite 180
San Jose, CA		San Francisco, CA 94111
Telephone: (408) 871-5202		Telephone: (415) 951-0500
Facsimile: (408) 871-5202		Facsimile: (415) 273-2901

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
EXHIBIT “A”
ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF JUNE 9, 2006
BETWEEN
JZM, LLC (“LANDLORD”) AND LIVEWORLD, INC (TENANT)
CONSTRUCTION RIDER
1. TENANT IMPROVEMENTS. Subject to the other terms of this Lease, Tenant accepts the Premises in its current “as-is” condition. Notwithstanding the foregoing, the Landlord agrees, at its sole cost, to:
A.	Construct new demising wall,

B.	Construct six (6) private offices with entry doors and 24” sidelights,

– install three (3) electrical duplexes in each private office

C.	Construct one (1) conference room with entry door and 24” sidelight

– Install four (4) electrical duplexes in the conference room

D.	Construct one (1) server/storage room with entry door and VCT flooring,

– server/storage room to have one (1) dedicated electrical circuit

– install three (3) electrical duplexes in server/storage room

– Landlord will allow Tenant, at Tenant’s sole cost and using Landlord approved contractor, to install plumbing for a small kitchenette in server/storage room

E.	Install deadbolt lock and flush lockset blank on interior side of three (3) suite entry doors,

F.	Install new building standard carpet throughout the suite in color acceptable to Tenant, and

G.	Paint entire suite using building standard paint.
     All Landlord work shall be completed using materials and labor at least comparable to existing space displayed to Tenant. All such Landlord work shall be completed during normal business hours, or during after-hours if necessary and prior to the Commencement Date.
     2. CHANGES. If Tenant requests any change, addition or alteration to any of the Plans and Specifications (‘Changes”) and Landlord consents, at its sole discretion, to such Changes, Tenant shall pay the cost of preparing additional Plans and Specifications for the Changes within ten (10) days after receipt of Landlord’s invoice therefor. As soon as practicable after the completion of such additional Plans and Specifications, Landlord shall notify Tenant of the estimated cost of the Changes. Within three (3) working days after receipt of such cost estimate, Tenant shall deliver to Landlord the full amount of such estimated cost (the “Estimated Cost Deposit”). If Tenant delivers the Estimated Cost Deposit Landlord shall proceed with the Changes if the total additional costs resulting from the Changes are less than the Estimated Cost Deposit, Landlord shall promptly refund the excess to Tenant after the Tenant Improvements, as modified by the Changes, are completed and all charges therefor have been invoiced and paid. If Tenant fails to deliver

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
the Estimated Cost Deposit within such three (3) day period construction of the Tenant Improvements shall proceed as provided in accordance with the original Plans and Specifications and without the Change(s).
     3. INTERIOR DECORATION. Any interior decorating services, such as selection of wall paint colors and/or wall coverings, fixtures, non-building standard carpet, and any or all other decorator items required by Tenant in the performance and said work shall be at Tenant’s sole cost and expense.
     4. SUBSTANTIAL COMPLETION. The Tenant Improvements shall be deemed to be “Substantially Completed when they have been completed in accordance with the Plans and Specifications except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural “punch list”. All improvements will be completed with building-standard labor and materials during normal Business Hours. Following Substantial Completion of the Tenant Improvements and before Tenant takes possession of the Premises (or as soon thereafter as may be reasonably practicable and in any event within 30 days after Substantial Completion), Landlord and Tenant shall inspect the Premises and jointly prepare a “punch list” of agreed items of construction remaining to be completed. Landlord shall complete the items set forth in the punch list as soon as reasonably possible. Tenant shall cooperate with and accommodate Landlord and Landlord’s contractor in completing the items on the punch list.

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
Attachment 1
Plans and Specifications
A.	Construct new demising wall,

B.	Construct six (6) private offices with entry doors and 24” sidelights,

– install three (3) electrical duplexes in each private office

C.	Construct one (1) conference room with entry door and 24” sidelight,

– Install four (4) electrical duplexes in the conference room

D.	Construct one (1) server/storage room with entry door and VCT flooring,

– server/storage room to have one (1) dedicated electrical circuit

– install three (3) electrical duplexes in server/storage room

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
– Landlord will allow Tenant, at Tenant’s sole cost and using Landlord approved contractor, to install plumbing for a small kitchenette in server/storage room

E.	Install deadbolt lock and flush lockset blank on interior side of three (3) suite entry doors

F.	Install new building standard carpet throughout the suite in color acceptable to Tenant, and

G.	Paint entire suite using building standard paint.